                                          SCHWABFUNDS(R)

                                              SCHWAB
                                        ANALYTICS FUND(TM)




       [GRAPHIC IMAGE OF THE SCHWAB BUILDING IN SAN FRANCISCO, CALIFORNIA]




ANNUAL REPORT
OCTOBER 31, 1996

Dear Shareholder,

               It's been an exciting year at SchwabFunds(R). With the support of
 [Photo        investors like you, the SchwabFunds Family(R) continues to rank
   of          among the largest and fastest-growing mutual fund complexes in
Charles R.     the nation. In total, Charles Schwab Investment Management, Inc.
 Schwab]       (CSIM), manages over $40 billion in assets for approximately 2.5 million shareholders. Today CSIM offers investors 30 mutual funds spanning a spectrum of financial markets and investing styles.
You'll find in-depth information on the performance of your SchwabFunds investment in the following pages.

SMART NEW WAYS TO DIVERSIFY YOUR PORTFOLIO

Now more than ever, investors tell us they're looking for new ways to diversify their portfolios in order to manage risk and enhance return potential. But with literally thousands of mutual funds to choose from, analyzing and selecting funds can be an overwhelming task. That's why we've introduced the new Schwab OneSource Portfolios -- three "funds of funds" that span both U.S. and international markets. Each OneSource Portfolio is actively managed by an experienced portfolio manager who invests in a variety of mutual funds from well-known fund families, monitors their performance and adjusts the portfolio mix in response to changes in the markets. So you can get diversification not
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and investing styles too.

OPENING NEW CHANNELS OF COMMUNICATION

If you're among the millions of people exploring the Internet, I encourage you
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information about SchwabFunds as well as a wide range of investments and
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Thank you for placing your trust in SchwabFunds. In the year ahead, we'll continue working to provide you with an expanding range of investment opportunities to meet your needs.




                                        /s/ Charles R. Schwab
                                            Charles R. Schwab



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
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CharlesSchwab

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR
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Now, you can add to your account by using this convenient Schwab
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PLEASE INDICATE TO WHICH SCHWABFUND YOUR INVESTMENT SHOULD GO:

[ ] Schwab S&P 500 Fund
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[ ] Schwab Asset Director(R) - High Growth Fund
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IF NO FUND IS INDICATED, YOUR INVESTMENT WILL GO INTO THE SWEEP ACCOUNT
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
CHARLESSCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWABFUNDS(R) ACCOUNT:

1.  Fill out the Schwab investment coupon completely,
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    for each account.
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
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
                               TABLE OF CONTENTS


     A WORD FROM SCHWABFUNDS ......................................     2

     GROWTH IN NET ASSETS AND NUMBER OF ACCOUNTS ..................     3

     PERFORMANCE ..................................................     4

     FUND HOLDINGS ................................................     5

     THE PORTFOLIO MANAGEMENT TEAM ................................     6

     MARKET OVERVIEW ..............................................     7

     QUESTIONS AND ANSWERS ........................................    11

     FINANCIAL STATEMENTS AND NOTES ...............................    15

A WORD FROM SCHWABFUNDS

We are pleased to bring you the first annual report for the Schwab Analytics Fund(TM) ("the Fund") for the four-month period from inception on July 1, 1996 to October 31, 1996. The Fund's investment objective is to achieve long-term capital growth. While the Fund seeks to maintain broad industry diversification similar to that of the Standard & Poor's 500(R) Index ("S&P 500 Index"), it also uses quantitative techniques and proprietary software models to select stocks that have superior growth potential. By doing so, the Fund seeks to outperform the S&P 500 Index over the long term without significantly increasing risk to the investor.

The Schwab Analytics Fund has experienced steady growth in both assets and number of shareholders in its first four months. Net assets have risen over 28% from $76 million to approximately $98 million since its inception on July 1. The number of accounts in the Fund increased from 12,000 to almost 14,000.

We hope this annual report provides you with useful information about your investment in the Fund. We also invite you to call our special toll-free line for shareholders at 1-888- 9NO-LOAD (1-888-966-5623), which provides monthly updates on top holdings and market commentary from the portfolio management team.

Welcome to the Schwab Analytics Fund.  We look forward to serving you.

GROWTH IN NET ASSETS AND NUMBER OF ACCOUNTS

                      Net
                   Assets in        Number of
Date               Millions         Accounts
----               ----------       --------
  7/1/96*         $76,293,393       12,391
  7/8/96           78,477,607       12,994
 7/15/96           79,936,178       13,330
 7/22/96           82,522,636       13,607
 7/29/96           81,430,565       13,597
  8/5/96           86,235,904       13,647
 8/12/96           87,477,382       13,718
 8/19/96           88,000,412       13,753
 8/26/96           87,754,645       13,787
  9/3/96           86,405,209       13,793
  9/9/96           88,847,771       13,803
 9/16/96           91,719,805       13,779
 9/23/96           91,722,958       13,789
 9/30/96           92,862,744       13,817
 10/7/96           96,459,946       13,832
10/14/96           97,354,009       13,856
10/21/96           98,634,263       13,937
10/28/96           97,495,023       13,985
10/31/96           97,789,000       13,982

* inception date

NET ASSET VALUE (NAV) PER SHARE
==============================================================

   7/01/96 (Opening NAV)                                $10.00
--------------------------------------------------------------
   10/31/96                                              11.01
--------------------------------------------------------------
   Change                                               $ 1.01
==============================================================

PERFORMANCE

The table below compares total returns for the Schwab Analytics Fund(TM) and the S&P 500(R) Index for the four months ended October 31, 1996.

                                  TOTAL RETURN

================================================================================
                                          Cumulative Total Return
                                      7/01/96 (Inception) - 10/31/96
--------------------------------------------------------------------------------
Schwab Analytics Fund                             10.10%
--------------------------------------------------------------------------------
S&P 500 Index                                      5.94%
--------------------------------------------------------------------------------
Total returns for the period from inception on July 1, 1996 to September 30,
1996 were 6.20% for the Schwab Analytics Fund and 3.09% for the S&P 500 Index.
================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Fund total return assumes the reinvestment of all dividends, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.75% through at least 07/01/97. Without this fee waiver and guarantee, the cumulative total return since inception for the period ended October 31, 1996 would have been 9.90%. For the period ended September 30, 1996, the Fund's cumulative total return since inception without the fee waiver would have been 6.00%. Indices are unmanaged and investors cannot invest in an index directly; therefore, indices, unlike the Fund, do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund.

The S&P 500 Index includes 500 large market capitalization stocks as determined by the Standard & Poor's Index Committee. They are chosen for market size, liquidity, and industry group representation. The Schwab Analytics Fund seeks to maintain broad industry diversification similar to that of the S&P 500 Index but strives to outperform it over the long term.

FUND HOLDINGS

The Schwab Analytics Fund(TM) invests primarily in the common stocks of publicly traded U.S. companies with market capitalization greater than $500 million. Below is a list of the Fund's ten largest holdings and a chart showing the economic sectors in which the Fund is invested.

FUND'S TOP TEN HOLDINGS AS A PERCENTAGE OF FUND INVESTMENTS

================================================================================

   General Electric Co.                                      4.53
--------------------------------------------------------------------------------
   Bristol Meyers Squibb Co.                                 4.20
--------------------------------------------------------------------------------
   Computer Associates International Inc.                    3.74
--------------------------------------------------------------------------------
   American Home Products Corp.                              3.57
--------------------------------------------------------------------------------
   BellSouth Corp.                                           3.53
--------------------------------------------------------------------------------
   Texaco Inc.                                               3.41
--------------------------------------------------------------------------------
   Campbell Soup Co.                                         3.27
--------------------------------------------------------------------------------
   Gap, Inc.                                                 3.00
--------------------------------------------------------------------------------
   J.P. Morgan & Co., Inc.                                   2.98
--------------------------------------------------------------------------------
   ADC Telecommunications, Inc.                              2.94
--------------------------------------------------------------------------------
   TOTAL                                                    35.17
================================================================================

                         ECONOMIC SECTOR DIVERSIFICATION

        ECONOMIC SECTOR DIVERSIFICATION
-----------------------------------------
Cash Equivalents                   0.40%
Capital Goods                      8.60%
Consumer Durables                  2.00%
Consumer Non-Durables             30.90%
Energy                            11.70%
Finance                           14.90%
Materials & Services               4.50%
Technology                        15.40%
Transportation                     1.20%
Utilities                         10.40%

This information is not indicative of the Fund's asset mix or holdings after October 31, 1996. A complete listing of the Fund's portfolio holdings as of October 31, 1996, can be found in the "Statement of Net Assets" section of this report. While the "Statement of Net Assets" presents information as a percentage of the Fund's net assets, information is shown here as a percentage of the Fund's investments.

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the day-to-day operations of the Fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an MBA from the Wharton School and a B.A. in economics from Virginia Tech, and has been a chartered financial analyst since 1985.

GERI HOM, Portfolio Manager, has primary supervisory responsibility over day-to-day management of the Fund. She joined CSIM in March 1995 and currently manages approximately $3 billion in assets. Prior to joining CSIM, Geri was a Principal for Wells Fargo Nikko Investment Advisors and Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.

PRAVEEN GOTTIPALLI, Portfolio Manager, has been Director of Investments for Symphony Asset Management ("Symphony"), the Fund's Sub-Adviser, since May 1994. Prior to that, he was Director of the Active Strategies Group of BARRA, Inc. Symphony, a wholly owned subsidiary of BARRA, Inc., serves as Sub-Adviser to the Fund. BARRA, founded in 1975, provides innovative analytical models, software and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

The following market overview and answers to questions are provided by the Portfolio Management Team.

MARKET OVERVIEW

                              REAL GDP GROWTH RATE
                       (QUARTERLY % CHANGE, ANNUAL RATE)
                   -----------------------------------------
                   Q4-95                                0.3%
                   Q1-96                                2.0%
                   Q2-96                                4.7%
                   Q3-96                                2.0%


As shown on the graph above, the start of the fiscal year November 1, 1995 was ushered in with a weak fourth quarter 1995 real GDP growth rate of 0.3%, which caused some concern over the possibility of an economic recession. However, as time progressed, the economic climate improved significantly. By the third quarter of 1996, sentiment was focused on the apparent strength of the economy and its potential impact on future inflation. The financial markets were particularly concerned that the combined impact of strong economic growth and the strength of the labor market would force the Federal Reserve ("the Fed") to raise the federal funds rate in an effort to prevent a resurgence of inflation.

At the close of the fiscal year, job creation appears to be maintaining a healthy pace and the national unemployment rate of 5.2% is near its low for the decade. Although the pace of economic growth has slowed somewhat to a rate of 2.0% in the third quarter of 1996, there remain signs of potential inflationary pressures in the economy. Although both price and wage inflation appear to be well contained, the Fed has indicated it will maintain a posture of "heightened surveillance" and remain diligent in its effort to prevent increases in inflation.

                            TOTAL RETURN PERFORMANCE
                          GROWTH OF A DOLLAR INVESTED


                                Schwab         Schwab          Lehman MF
                               Small Cap    International     General US
                  S&P 500        Index          Index         Govt. Index
 ------------------------------------------------------------------------------
Oct-95            $1.000         $1.000         $1.000            $1.000
Nov-95            $1.044         $1.017         $1.028            $1.016
Dec-95            $1.064         $1.073         $1.068            $1.030
Jan-96            $1.100         $1.070         $1.071            $1.036
Feb-96            $1.110         $1.113         $1.073            $1.015
Mar-96            $1.121         $1.133         $1.093            $1.007
Apr-96            $1.137         $1.193         $1.119            $1.000
May-96            $1.167         $1.234         $1.106            $0.999
Jun-96            $1.171         $1.194         $1.113            $1.011
Jul-96            $1.119         $1.098         $1.084            $1.014
Aug-96            $1.143         $1.167         $1.094            $1.012
Sep-96            $1.207         $1.210         $1.126            $1.029
Oct-96            $1.241         $1.190         $1.122            $1.051

Schwab Small-Cap Index(R) 18.97%          S&P 500(R) Index 24.06%

Schwab International Index(R) 12.24%      Lehman MF General
                                          US Govt. Index 5.12%

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are representative returns of specific market sectors from 11/1/95 through 10/31/96 and do not reflect a fund's performance. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

DOMESTIC EQUITY MARKET HIGHLIGHTS

As shown on the graph above, domestic equities achieved strong returns during the fiscal year, outpacing both international equities and domestic bonds. 1 During the fiscal year, the total return for the S&P 500(R) Index was 24.06% and the total return for the Schwab Small-Cap Index(R) was 18.97%. 2 Both returns were in excess of their longer-term (20-year) averages of 14.47% for the S&P 500 Index and 16.83% for



1 The domestic equities market is represented by the S&P 500 Index and the Schwab Small-Cap Index. The Schwab Small-Cap Index is comprised of the common stocks of the second 1,000 largest publicly traded companies ranked by market capitalization, excluding investment companies.

2 Morningstar, Inc., for the period November 1, 1995 to October 31, 1996.

small cap stocks. 3 Both of these indices reached new highs in the second quarter, experienced significant declines in June and July, and went on to recover (the S&P 500(R) Index reached a new high) by the close of the fiscal period.

Using most traditional measures, such as price-to-book value and dividend yield, many major market indices remain valued near their historic highs. The primary exception is the price-to-earnings ratio which, at 20 times earnings for the S&P 500 Index, is well above its historical average, but below its 1991 and 1987 highs of 26 and 22, respectively.

Although there are many contributing factors, most market observers attribute the market's strong performance to three key developments: the second straight year of impressive corporate earnings; a continuation of relatively moderate short- and long-term interest rates; and continued high levels of cash flowing into equity mutual funds.

INTERNATIONAL EQUITY MARKET HIGHLIGHTS

International equity returns were more modest and were heavily influenced by the strengthening dollar. In local currency terms, the total return of the Schwab International Index(R) 4 for the 12 months ended October 31, 1996 was 17.82%. Because the U.S. dollar increased in value against most other currencies, the total return in U.S. dollars was 12.24%.




3 Morningstar, Inc., for the period November 1, 1976 to October 31, 1996.

4 The Schwab International Index is representative of the international equity market. This Index is comprised of the stocks of the 350 largest non-U.S. companies located in countries with developed securities markets and excludes investment companies.

                    30-YEAR AND 5-YEAR TREASURY BOND YIELDS


                   THIRTY YEAR           FIVE YEAR
                  TREASURY BOND        TREASURY BOND
                      YIELD                YIELD
                  -------------        -------------
11/3/95               6.28%                5.70%
11/10/95              6.34%                5.76%
11/17/95              6.23%                5.65%
11/24/95              6.25%                5.69%
12/1/95               6.09%                5.49%
12/8/95               6.05%                5.55%
12/15/95              6.10%                5.57%
12/22/95              6.06%                5.50%
12/29/95              5.95%                5.38%
1/5/96                6.05%                5.41%
1/12/96               6.15%                5.43%
1/19/96               5.97%                5.27%
1/26/96               6.05%                5.33%
2/2/96                6.16%                5.26%
2/9/96                6.10%                5.23%
2/16/96               6.24%                5.30%
2/23/96               6.41%                5.51%
3/1/96                6.37%                5.58%
3/8/96                6.71%                6.06%
3/15/96               6.74%                6.18%
3/22/96               6.66%                6.06%
3/29/96               6.67%                6.09%
4/5/96                6.82%                6.38%
4/12/96               6.80%                6.29%
4/19/96               6.79%                6.32%
4/26/96               6.79%                6.28%
5/3/96                7.12%                6.60%
5/10/96               6.93%                6.47%
5/17/96               6.83%                6.41%
5/24/96               6.83%                6.41%
5/31/96               6.99%                6.63%
6/7/96                7.03%                6.70%
6/14/96               7.09%                6.70%
6/21/96               7.10%                6.72%
6/28/96               6.87%                6.46%
7/5/96                7.19%                6.82%
7/12/96               7.03%                6.65%
7/19/96               6.97%                6.57%
7/26/96               7.01%                6.63%
8/2/96                6.74%                6.27%
8/9/96                6.69%                6.22%
8/16/96               6.77%                6.30%
8/23/96               6.96%                6.51%
8/30/96               7.12%                6.72%
9/6/96                7.11%                6.70%
9/13/96               6.95%                6.47%
9/20/96               7.04%                6.62%
9/27/96               6.91%                6.44%
10/4/96               6.74%                6.21%
10/11/96              6.85%                6.28%
10/18/96              6.80%                6.25%
10/25/96              6.82%                6.26%


BOND MARKET HIGHLIGHTS

As shown on the chart above, during the first three months of the fiscal year, both intermediate and long-term Treasury Bond yields declined, causing a corresponding increase in the value of bonds. This decline in rates was a result of concerns over a potential recession, an anticipated decline in demand for borrowing, and reduced inflationary expectations. The bond market experienced a dramatic reversal in sentiment during February, which marked the beginning of a sharp increase in Treasury Bond yields and a corresponding decrease in the value of bonds. The increase in rates was a result of strong economic data and concerns that the economy could be growing too fast, which could result in higher inflation levels. The last half of the fiscal year was characterized by some degree of volatility and no discernible trend, with trading ranges of 6.7% to 7.2% for the 30-year Treasury Bond and 6.2% to 6.8% for the 5-year Treasury Bond.

QUESTIONS AND ANSWERS

Q. HOW IS THE SCHWAB ANALYTICS FUND(TM) DIFFERENT FROM AN INDEX FUND?

A. An index fund's objective is to track, rather than beat, the performance of a particular index by either investing in all or a representative sample of the securities in the index. Through this approach, index funds generally offer broad diversification across sectors and industries, which can reduce risk by helping to minimize the negative impact of poor performance by an individual company or specific industry. Index investing is frequently referred to as a "passive" strategy because typically, the stocks in an index fund are not actively traded except when there are changes to the companies comprising the index.

The Schwab Analytics Fund is similar to an index fund in that it seeks to maintain broad industry diversification similar to that of the S&P 500(R) Index, which can potentially lessen portfolio risk. However, it differs from an index fund in that it employs an "active" strategy that attempts to outperform, not just match, the S&P 500 Index. Rather than containing a portfolio of stocks intended to simply reflect overall market performance, the Fund emphasizes individual securities or investment styles that have the potential for higher aggregate total returns than the S&P 500 Index over the long run.

Q. WHAT ROLE CAN THE FUND PLAY IN AN INVESTMENT PORTFOLIO OR ASSET ALLOCATION PLAN?

A. The Fund can best be used to fulfill a portion of the domestic equity component of an asset allocation plan. While the Schwab Analytics Fund attempts to hold stocks that approximate the industry diversification of the S&P 500 Index, it concentrates its holdings in a fewer number of stocks than the S&P 500 Index and, as a result, may exhibit greater volatility. Many investors may use the Fund in varying degrees to "fine tune" the risk and reward profile of their domestic equity and total portfolio holdings. Investors with lower risk tolerance may want to utilize less of the Fund in their portfolio. Conversely, investors with greater risk tolerance may want more of the Fund in their portfolio.

The Schwab Analytics Fund(TM) can also be used to help meet the large-company equity allocation portion of an asset allocation plan that includes separate target allocations for large-company and small-company equities. Funds that focus on small-company stocks, such as the Schwab Small-Cap Index Fund(R), can be used to help meet the small-company equity component of such an asset allocation plan.

Q. HOW IS THE SCHWAB ANALYTICS FUND DIFFERENT FROM OTHER "QUANTITATIVE" FUNDS?

A. The Schwab Analytics Fund differs from many other quantitatively managed funds in two important respects:

1. We intend to fully communicate the philosophy and methodologies used by the portfolio management team. We want you to have an opportunity to understand how the Fund is managed and understand why we may emphasize or de-emphasize certain types of securities. Many other quantitative funds use what is often referred to as a "black box" approach, not disclosing how securities are selected for the fund. Particular stocks in the Schwab Analytics Fund are selected (or avoided), and the entire portfolio is constructed based on a combination of strategies including:

   - Specific company factors or attributes such as price/earnings ratio, size, stock price momentum, or dividend yield.

   - Earnings or ratings changes issued by "smart" analysts tracked by our portfolio management team.

   - Non-standard or unusual selling by corporate insiders.

2. The Schwab Analytics Fund(TM) is managed so that the Fund's risk level does not significantly deviate from that of the S&P 500(R) Index. Several risk control techniques are used to help minimize deviation from the S&P 500 Index risk levels, including:

   - Industry/sector bias risk. The optimization process attempts to avoid industry/sector bias by seeking to create a portfolio with industry weightings very similar to those of the S&P 500 Index.

   - Beta/market-timing risk. Beta is a measure of a stock's or portfolio's sensitivity to market moves. A beta of 1.0 implies that a stock or portfolio has moved historically in the same general direction as the whole market. To control beta/market timing risk, the beta of the Fund is constrained within a narrow range around 1.0. Setting the target portfolio beta close to 1.0 means that, in the event of an upward or downward movement in the overall market, the value of the Fund's portfolio would, on average, also increase or decrease accordingly.

Keeping the Fund's risk and beta characteristics similar to those of the S&P 500 Index helps control the extent to which actual return for the Fund could differ from the return of the S&P 500 Index, the Fund's benchmark.

Q. TO WHAT DO YOU ATTRIBUTE THE FUND'S STRONG PERFORMANCE SINCE ITS JULY 1 INCEPTION DATE?

A. For the four-month period ended October 31, 1996, the Fund had a total return of 10.10% versus 5.94% for its benchmark, the S&P 500 Index. As discussed, the portfolio management team uses three main strategies to assist in determining which stocks the Fund will hold. During this period, the two strategies that were most significant in contributing to the greater return of the Fund were 1) the avoidance of stocks exhibiting non-standard selling by corporate insiders, and 2) the use of stocks exhibiting upward earnings projections by selected securities analysts.

             COMPARISON OF CHANGE IN VALUE OF HYPOTHETICAL $10,000 INVESTMENT IN THE SCHWAB ANALYTICS FUND(TM) AND THE S&P 500(R) INDEX

                       Jun-96      Jul-96      Aug-96      Sep-96      Oct-96
                       ------      -------     ------      ------      ------
Analytics Fund         $10,000     $9,690      $9,880      $10,620     $11,010
S&P 500 Index          $10,000     $9,558      $9,760      $10,309     $10,594

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The performance graph compares a hypothetical $10,000 investment in the Schwab Analytics Fund since inception with a hypothetical investment in the S&P 500 Index for the same period of time. Total return assumes reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.75% through at least 07/01/97. Without this fee waiver and guarantee, the cumulative total return since inception for the period ended October 31, 1996 would have been 9.90%. For the period ended September 30, 1996, the Fund's cumulative total return since inception without the fee waiver would have been 6.00%. Indices are unmanaged and investors cannot invest in an index directly; therefore, indices, unlike funds, do not reflect advisory fees and other expenses associated with an investment in a fund. This chart is for illustration purposes only.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
COMMON STOCK--99.4%
AEROSPACE/DEFENSE--2.1%
General Dynamics Corp.                                        11,000       $  755
Rockwell International Corp.                                  24,100        1,326
                                                                            -----
                                                                            2,081
                                                                            -----
AIR TRANSPORTATION--0.4%
UAL Corp.*                                                     8,200          388
                                                                            -----
ALCOHOLIC BEVERAGES--0.3%
Anheuser-Busch Companies, Inc.                                 7,900          304
                                                                            -----
APPAREL--0.8%
Liz Claiborne Inc.                                            14,700          621
Nine West Group, Inc.*                                         3,200          160
                                                                            -----
                                                                              781
                                                                            -----
AUTOMOTIVE PRODUCTS--0.0%
Goodyear Tire & Rubber                                         1,000           46
                                                                            -----
BANKS--7.9%
Bancorp Hawaii, Inc.                                           6,800          269
City National Corp.                                           22,000          385
J.P. Morgan & Co. Inc.                                        33,700        2,911
NationsBank Corp.                                              9,000          848
Star Banc Corp.*                                               2,800          252
Suntrust Banks, Inc.                                          33,700        1,571
U.S. Bancorp                                                  37,000        1,478
                                                                            -----
                                                                            7,714
                                                                            -----

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
BUSINESS MACHINES & SOFTWARE--8.8%
Compaq Computer Corp.*                                        28,800       $2,005
Computer Assoc. International Inc.                            61,800        3,654
Dell Computer Corp.*                                           6,000          489
Diebold, Inc.                                                 14,900          857
Storage Technology Corp.*                                     36,500        1,556
                                                                            -----
                                                                            8,561
                                                                            -----
BUSINESS SERVICES--1.5%
HBO & Co.                                                     16,600        1,000
Safety-Kleen Corp.                                            13,900          217
WMX Technologies Inc.                                          6,700          230
                                                                            -----
                                                                            1,447
                                                                            -----
CHEMICAL--0.4%
Cytec Industries Inc.*                                        10,400          372
Lubrizol Corp.                                                 1,800           54
                                                                            -----
                                                                              426
                                                                            -----
CONSTRUCTION--0.3%
Sherwin Williams Co.                                           4,400          221
                                                                            -----
CONSUMER-DURABLE--0.3%
Leggett & Platt, Inc.                                          9,700          290
                                                                            -----
CONTAINERS--0.2%
Bemis Co., Inc.                                                5,900          207
                                                                            -----

------------------------------------------------------------------------------

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
ELECTRONICS--4.5%
ADC Telecommunications, Inc.*                                 41,900       $2,868
Intel Corp.                                                   13,900        1,526
                                                                            -----
                                                                            4,394
                                                                            -----
ENERGY-DEVELOPMENT--4.8%
Burlington Resources Inc.                                     13,100          660
Cooper Cameron Corp.*                                          5,900          377
Halliburton Co.                                               16,000          906
Occidental Petroleum Corp.                                   106,600        2,612
Union Texas Petroleum Holdings, Inc.                           6,200          133
                                                                            -----
                                                                            4,688
                                                                            -----
FOOD-AGRICULTURE--5.9%
Campbell Soup Co.                                             39,900        3,192
Coca-Cola Co.                                                 33,000        1,667
Coca-Cola Enterprises, Inc.                                   20,800          887
Universal Corp.                                                1,400           38
                                                                            -----
                                                                            5,784
                                                                            -----
GOLD--0.5%
Placer Dome, Inc.                                             21,100          506
                                                                            -----
HEALTHCARE--9.8%
American Home Products Corp.                                  56,900        3,485
Bristol Myers Squibb Co.                                      38,800        4,103
Johnson & Johnson                                             17,000          837
Merck & Co. Inc.                                              15,600        1,156
                                                                            -----
                                                                            9,581
                                                                            -----

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
HOUSEHOLD PRODUCTS--3.0%
Avon Products, Inc.*                                          12,000       $  651
Gillette Co.                                                  31,000        2,317
                                                                            -----
                                                                            2,968
                                                                            -----
IMAGING & PHOTO--0.4%
Eastman Kodak Co.                                              5,000          399
                                                                            -----
INSURANCE--3.8%
American Re Corp.                                             11,500          740
Cigna Corp.                                                   15,400        2,010
Sunamerica, Inc.                                              24,700          926
                                                                            -----
                                                                            3,676
                                                                            -----
MEDIA--1.9%
Cox Communications, Inc. Class A*                             10,000          185
Meredith Corp.*                                                5,600          281
Tribune Co. (New)                                             16,800        1,373
                                                                            -----
                                                                            1,839
                                                                            -----
MISCELLANEOUS FINANCE--3.2%
Charter One Financial Inc.                                     8,800          382
Federal National Mortgage Assoc.                              16,100          630
Student Loan Marketing Assoc.                                 25,700        2,127
                                                                            -----
                                                                            3,139
                                                                            -----
MOTOR VEHICLE--1.6%
Arvin Industries, Inc.                                         7,500          172
Ford Motor Co.                                                 2,900           91
Harley-Davidson, Inc.                                         29,700        1,340
                                                                            -----
                                                                            1,603
                                                                            -----

------------------------------------------------------------------------------

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
NON-FERROUS--0.2%
Alcan Aluminum Ltd.                                            7,300       $  240
                                                                            -----
OIL-DOMESTIC--3.0%
Oryx Energy Co.*                                               8,000          154
Unocal Corp.                                                  76,000        2,784
                                                                            -----
                                                                            2,938
                                                                            -----
OIL-INTERNATIONAL--3.9%
Chevron Corp.                                                  7,100          467
Texaco, Inc.                                                  32,700        3,323
                                                                            -----
                                                                            3,790
                                                                            -----
PAPER--1.3%
International Paper Co.                                       23,900        1,022
Weyerhaeuser Co.                                               4,700          216
                                                                            -----
                                                                            1,238
                                                                            -----
PRODUCER GOODS-MANUFACTURING--8.4%
Avery Dennison Corp.                                          10,700          705
Emerson Electric Co.                                          23,000        2,047
General Electric Co.                                          45,700        4,421
Johnson Controls, Inc.*                                       13,700        1,000
                                                                            -----
                                                                            8,173
                                                                            -----
RAILROAD--0.8%
Norfolk Southern Corp.                                         8,700          775
                                                                           ------
RETAIL--6.2%
Gap Inc.*                                                    100,900        2,926
Safeway Inc.*                                                 32,900        1,411
Sears Roebuck & Co.                                           16,400          793
TJX Companies, Inc.                                            2,000           80
Toys 'R' Us, Inc.*                                            25,100          850
                                                                           ------
                                                                            6,060
                                                                           ------
STEEL--0.3%
USX Corp. (U.S. Steel Group)                                  10,500          286
                                                                           ------

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
TELEPHONE--5.9%
Bell Atlantic Corp.                                           34,800       $2,097
BellSouth Corp.                                               84,500        3,443
Worldcom, Inc.*                                               10,600          259
                                                                           ------
                                                                            5,799
                                                                           ------
TOBACCO--1.6%
American Brands, Inc.                                          8,500          406
Philip Morris Companies, Inc.                                 12,400        1,149
                                                                           ------
                                                                            1,555
                                                                           ------
TRAVEL & RECREATION--1.0%
Circus Circus Enterprises, Inc.*                               5,400          186
Hilton Hotels Corp.*                                          24,800          753
                                                                           ------
                                                                              939
                                                                           ------
UTILITIES--4.4%
Cinergy Corp.                                                 10,300          341
Columbia Gas System, Inc.                                     11,500          699
IPALCO Enterprises, Inc.*                                     14,800          398
National Fuel Gas Co.*                                         6,100          227
Texas Utilities Co.                                           65,600        2,655
                                                                           ------
                                                                            4,320
                                                                           ------
TOTAL COMMON STOCK
  (Cost $89,745)                                                           97,156
                                                                           ------

------------------------------------------------------------------------------

                                                             Number        Value
                                                            of Shares     (000s)
                                                            ---------     -------
CASH EQUIVALENTS--0.4%
Temporary Investment Fund, Inc.
  TempCash Portfolio+
  4.82%, 11/07/96                                            428,802      $   429
                                                                          -------
TOTAL CASH EQUIVALENTS
  (Cost $429)                                                                 429
                                                                          -------
TOTAL INVESTMENTS--99.8%
  (Cost $90,174)                                                           97,585
                                                                          -------
OTHER ASSETS AND LIABILITIES--0.2%
  Other Assets                                                              5,491
  Liabilities                                                              (5,287)
                                                                          -------
                                                                              204
                                                                          -------
NET ASSETS--100.0% (Note 7)
Applicable to 8,880,612 outstanding shares,
  $0.00001 par value (unlimited shares authorized)                        $97,789
                                                                          =======
NET ASSET VALUE PER SHARE                                                  $11.01
                                                                          =======

---------------
*  Non-Income Producing Security
+  Interest rate represents the yield on October 31, 1996

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (in thousands)
Period from July 1, 1996 (commencement of operations) to
October 31, 1996

Investment income:
  Dividends                                                   $  614
  Interest                                                        25
                                                              ------
    Total investment income                                      639
                                                              ------
Expenses:
  Investment advisory and administration fee                     217
  Transfer agency and shareholder service fees                    74
  Custodian fees                                                  20
  Registration fees                                               84
  Professional fees                                               17
  Shareholder reports                                             25
  Trustees' fees                                                   2
  Amortization of deferred organization costs                      1
  Insurance and other expenses                                     6
                                                              ------
                                                                 446
Less expenses reduced (Note 4)                                  (225)
                                                              ------
    Total expenses incurred by Fund                              221
                                                              ------
Net investment income                                            418
                                                              ------
Net realized gain on investments sold                          1,141
Net unrealized gain on investments                             7,411
                                                              ------
    Net gain on investments                                    8,552
                                                              ------
Increase in net assets resulting from operations              $8,970
                                                              ======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
Period from July 1, 1996 (commencement of operations) to
October 31, 1996

Operations:
  Net investment income                                     $    418
  Net realized gain on investments sold                        1,141
  Net unrealized gain on investments                           7,411
                                                              ------
  Increase in net assets resulting from operations             8,970
                                                              ------
Dividends to shareholders from net investment income              --
                                                              ------
Capital share transactions:
  Proceeds from shares sold                                   99,367
  Net asset value of shares issued in reinvestment of
    dividends                                                     --
  Less payments for shares redeemed                          (10,548)
                                                              ------
  Increase in net assets from capital share transactions      88,819
                                                              ------
Total increase in net assets                                  97,789

Net assets:
  Beginning of period                                             --
                                                              ------
  End of period (including undistributed net investment
    income of $418)                                         $ 97,789
                                                              ======
Number of Fund shares:
  Sold                                                         9,915
  Reinvested                                                      --
  Redeemed                                                    (1,034)
                                                              ------
  Net increase in shares outstanding                           8,881
Shares outstanding:
  Beginning of period                                             --
                                                              ------
  End of period                                                8,881
                                                              ======

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from July 1, 1996 (commencement of operations) to
October 31, 1996

1. DESCRIPTION OF THE FUND

The Schwab Analytics Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab Asset Director(R) - High Growth Fund, Schwab Asset Director - Balanced Growth Fund, Schwab Asset
Director - Conservative Growth Fund, Schwab S&P 500 Fund, Schwab OneSource Portfolios - International, Schwab OneSource Portfolios - Growth Allocation and Schwab OneSource Portfolios - Balanced Allocation. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in securities traded on an exchange and investments in money market funds are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

------------------------------------------------------------------------------

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund and its initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain aggregated $7,411,000, of which $8,203,000 related to appreciated securities and $792,000 related to depreciated securities.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from July 1, 1996 (commencement of operations) to
October 31, 1996

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. Under this agreement, the Fund incurred investment advisory and administration fees of $217,000 during the period ended October 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Sub-advisory agreement -- The Investment Manager has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager pays Symphony an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such assets over $800 million.

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the period ended October 31, 1996, the Fund incurred transfer agency and shareholder service fees of $74,000, before Schwab reduced its fees (see Note
4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the period ended October 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $2,000 related to the Trust's unaffiliated trustees.

------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the period ended October 31, 1996, the Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. The total of such fees reduced by the Investment Manager and Schwab were $151,000 and $74,000, respectively (see Note 8).

5. BORROWING AGREEMENT

The Trust has an arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the period ended October 31, 1996, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $116,705 and $28,101, respectively, for the period ended October 31, 1996.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from July 1, 1996 (commencement of operations) to
October 31, 1996

7. COMPOSITION OF NET ASSETS

At October 31, 1996, net assets consisted of (in thousands):

Paid in capital                                         $88,819
Accumulated undistributed net investment income             418
Accumulated net realized gain on investments sold         1,141
Net unrealized gain on investments                        7,411
                                                        -------
  Total                                                 $97,789
                                                        =======

At October 31, 1996, the Fund's Statement of Net Assets included: $4,633,000 payable for investments purchased, $487,000 payable for Fund shares redeemed, $7,000 payable for investment advisory and administration fees and $141,000 receivable for Fund shares sold.

------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period from July 1, 1996 (commencement of operations) to October 31, 1996:

Net asset value at beginning of period                         $ 10.00
Income from investment operations
  Net investment income                                           0.05
  Net realized and unrealized gain on investments                 0.96
                                                               -------
  Total from investment operations                                1.01
Less distributions
  Dividends from net investment income                              --
  Distributions from realized gain on investments                   --
                                                               -------
  Total distributions                                               --
                                                               -------
Net asset value at end of period                               $ 11.01
                                                               =======
Total return (not annualized)                                    10.10%
Ratios/Supplemental data
  Net assets, end of period (000s)                             $97,789
  Ratio of expenses to average net assets+                        0.75%*
  Ratio of net investment income to average net assets+           1.41%*
  Portfolio turnover rate                                           33%
  Average commission rate                                        $0.03

---------------
+ The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of fees reduced by the Investment Manager and Schwab. Had these fees not been reduced, the Fund's expense and net investment income ratios would have been:

  Ratio of expenses to average net assets                         1.51%*
  Ratio of net investment income to average net assets            0.65%*

* Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Analytics Fund(TM)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Analytics Fund (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 27, 1996

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.


                          SCHWAB ASSET ALLOCATION FUNDS

                  Schwab Asset Director(R) -- High Growth Fund

                  Schwab Asset Director -- Balanced Growth Fund

                Schwab Asset Director -- Conservative Growth Fund

                Schwab OneSource Portfolios -- Growth Allocation

               Schwab OneSource Portfolios -- Balanced Allocation


                               SCHWAB STOCK FUNDS

                               Schwab 1000 Fund(R)

                               Schwab S&P 500 Fund

                            Schwab Analytics Fund(TM)

                         Schwab Small-Cap Index Fund(R)

                       Schwab International Index Fund(R)

                  Schwab OneSource Portfolios -- International


                                SCHWAB BOND FUNDS

                    Schwab Government Bond Funds -- Long-Term

                             and Short/Intermediate

         Schwab Tax-Free Bond Funds -- Long-Term and Short/Intermediate

               Schwab California Tax-Free Bond Funds -- Long-Term

                             and Short/Intermediate


                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds* that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM).

Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including charges and expenses. Please read it carefully before investing.

This report must be preceded or accompanied by a current prospectus.

* Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

                                                                  ==============

                                                                    BULK RATE
SCHWABFUNDS
                                                                   U.S. POSTAGE
FAMILY(R)      [LOGO]
                                                                       PAID

101 Montgomery Street                                             CHARLES SCHWAB
San Francisco, CA 94104
                                                                  ==============




INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4441R(12/96) CRS 12012 Printed on recycled paper.